iDine Rewards Network Inc. Investor Overview December 2003

Forward-looking statements involve known and These are “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. unknown risks, which may cause the company’s actual results in the future to differ materially from expected results. risk factors set forth in the Company’s filings with the Securities 2 Statements in this presentation that are not strictly historical risks are qualified in their entirety by cautionary language and and Exchange Commission.

Be the leading marketing-driven card-based loyalty and rewards program in North America. 3 Mission Statement

• to issuers destinations programs consultants card vacation loyalty major other marketing all selected and and and financial representing program markets corporations 4 platform US markets 104 force. . . card rewards base metro sales US airlines, industries and 62 direct credit member in major major hotel loyalty all and all active in person registered restaurants hotels with 164 restaurant Facts million Affiliated Largest Multi-currency 3.2 10,847 6,715 Unique the Key • • • • • •

iDine Overview





- iDine is the nation's leading provider of **transaction-based** loyalty and rewards programs
- Marketing initiatives are driving **significant merchant and member growth**
- Nearly two-thirds of iDine's revenues derived from **affiliate partners** delivering both private label and co-branded rewards programs
- Participating merchants choose from a variety of **yield management** marketing products to generate incremental traffic
- Members typically have **higher average ticket** than non-members
- Loyalty and rewards platform powered by unique **offline settlement capability**
- Strong **growth trend** over the past eleven quarters

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iDine Investment Opportunity

Investment Merits

- Dominant national position in the dining rewards category
- High barriers to entry for prospective competitors
- Business model is scaleable
- Consistent growth and profitability
- Merchant product offerings perform well throughout the business cycle

Strengths of iDine

- Large and attractive member base
- Evolving marketing capabilities reinforces the value proposition to merchants
- Strong, execution-oriented management team, supported by active and experienced Board of Directors
- Proprietary transaction processing platform opens up many opportunities in loyalty and rewards space

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Merchants LOYALTY Partners iDine Rewards Network 7 Members iDine Business Model REWARDS

MERCHANTS LOYALTY iDine 8 Cash Reward Annual Fee Alternate Currency iDine Business Model MEMBERS REWARDS

• receive: base member loyalty • (restaurants/hotels) growing receives: rate transactions and consumer iDine purchase room support large build hotel merchants to to merchant Marketing Incremental Access Ability and merchant, discounted available price the by best MERCHANTS: Participating • • • participating members or discount to participating created 9 the a at credits shareholders with at rewards its services remarkets transacts “spread” beverage for or member profit contracts for and member margin the iDine a The food Pays Generates • iDine: of • When • • • • rewards Cash • at card either: miles) Proposition credit receive currency flyer Value registered merchant alternate frequent using Equivalent airline iDine MEMBERS: Members participating (e.g.

Track Record of Growth 10

Merchants 22,000 20,000 18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 2005 (est.) 2004 (est.) 2003 (est.) 2002 Merchants (actual) 2001 11 2000 1999 Active Members 1998 1997 1996 6 5 4 3 2 1 0 Active Member/Merchant Growth Members Active ofMillions

Merchants 22,000 20,000 18,000 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 Merchants (projected) 2005 2004 2003 Merchants (actual) 2002 2001 12 2000 1999 Active Members (projected) 1998 1997 1996 6 5 4 3 2 1 0 Active Members Active Member/Merchant Growth Members Active ofMillions

Compelling Assets 13

• occupations $250,000+ value: card home credit 14 $85,000+; married premium Demographics 78% a Executive/Professional/Managerial 44; carry Assets Member income: age to educated, likely Household Average More College • Compelling Attractive • • • • •

• out- call and new value in- support both marketing newsletters, traffic empirically emails, customer to exposure/assign website, incremental capabilities iDine interactive 15 Demographics database from promotional via drive to of business Assets Member Organization ability use measure marketing repeat to Proven of-market Improved and Ability Member center • Compelling Attractive Marketing • • • • •

•            , • (r) • Express • American sites any programs partner support capability accommodates card rewards and • 16 • that(r)and create settlement Platform system Discover loyalty to • Demographics or • card(r)administer technology transaction Assets Member Organization Transaction registered MasterCard to web “off-line”            , Unique(r)Capability Powerful Turnkey Visa • Attractive Marketing Proprietary • • • • Compelling • • •

• Demographics Platform 17 Transaction Partners Assets Member Organization Partnerships airlines Program • major Loyalty All • Attractive Marketing Proprietary Successful • • Compelling • • • •

• accounting program pharmaceutical, reduction major expense • Platform entertainment including 18 Demographics participants, and companies • Assets Member Organization Transaction Partnerships Program travel corporate • Corporate 100 technology Over and • Attractive Marketing Proprietary Successful Corporate • • Compelling • • • • •

• markets local in merchant of based underwriters 19 • Platform force Demographics sales and • Force needs/motivations managers Transaction dedicated the • Assets Member Organization Partnerships Program Sales 164-person risk • Understand Excellent • Attractive Marketing Proprietary Successful Corporate Dedicated • • • Compelling • • • • • •

Financial Information 20

2003 (e) 2002 2001 2000 21 Targeting continued growth in operating revenues 1999 1998 $100,000 $90,000 $80,000 $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0 Total Revenues srallodf o sonilliM

3,967 1,560 17,020 0.62 0.33 30, 2002 53,335 57,302 13,970 12,410 (2,153) 14,563 203,613 $ $            Nine Months Ended September 2003 68,207 3,676 71,883 20,658 1,344 19,314 7,525 11,789 23,632 0.47 0.47 259,794 $ $ 30, 1,138 5,936 421 5,515 1,523 3,992 6,925 0.16 0.14 2002 81,251 21,023 22,161 $ $ 1,121 7,810 480 7,330 2,896 4,434 8,759 0.17 0.17 22 September 2003 89,530 23,755 24,876 Three Months Ended $ $ Data: income taxes (benefit) Operations of Net revenue Membership fees and other revenue Total operating revenues Operating income Interest expense, net Income before Income tax expense (benefit) Net Income Selected Financial Data Statements Sales EBITDA Earnings per share Pro forma EPS—fully taxed

2002 9,449 111,962 152,143 60,000 52,401 December 31, $ $ $ $ $ 23 2003 15,938 118,341 169,226 60,000 69,665 September 30, $ $ $ $ $            iDine Balance Sheet Cash and cash short term investments Rights to receive, net Total assets Outstanding debt Stockholders’ equity

iDine’s Future Goals and Strategies 24

in May 2003 hotels – Surpassed 10,000 restaurant mark for the first time Over 3.2 million active members 25 Continued momentum in the dining program, demonstrating the strength of the value proposition • • Expanding relationships with major partners, principally the nine major airlines Increasing sophistication of marketing and database mining Testing new marketing efforts to activate and engage members Launched second vertical market – Key additions to management team Continue strong growth – – Significant Developments 2003 • • • • •

initial Stimulation of more frequent and higher transaction volume in restaurant Development of new channels in hospitality and leisure area – Attract new merchant categories 26 space focus on hotels Use of any payment card Increase active member base Increase spend per active member – – “A room, a meal and a deal” – – Leverage installed card member file – – Cross selling opportunities between vertical channels – Leverage unique platform (merchants products, partners, members, technology infrastructure) to develop broader loyalty program iDine Opportunities • • •

iDine Investment Opportunity

Investment Merits

- Dominant national position in the dining rewards category
- High barriers to entry for prospective competitors
- Business model is scaleable
- Consistent growth and profitability
- Merchant product offerings perform well throughout the business cycle

Strengths of iDine

- Large and attractive member base
- Evolving marketing capabilities reinforces the value proposition to merchants
- Strong, execution-oriented management team, supported by active and experienced Board of Directors
- Proprietary transaction processing platform opens up many opportunities in loyalty and rewards space

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